SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 11, 2003
                        ---------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2003-7)
    -------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   Delaware                     333-72082                     13-3408717
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  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


12855 North Outer Forty Drive, St. Louis, Missouri            63141
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   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (314) 851-6305

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(Former name, former address and former fiscal year, if changed since last report.)

Item 5.        Other Events.

     The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2003-7. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2003-7 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2003-7 REMIC Pass-Through Certificates.

     On August 27, 2003, CMSI is to transfer to the Trustee mortgage loans(1) with an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before August 1, 2003) as of August 1, 2003 of $279,493,514.97. Information below is provided with respect to all mortgage loans expected to be included in the mortgage loan pool.

     The total number of mortgage loans as of August 1, 2003 was 571. The weighted average interest rate on the mortgage loans (before deduction of the servicing fee) as of August 1, 2003 was 5.515%. The weighted average remaining term to stated maturity of the mortgage loans as of August 1, 2003 was 177.34 months. All mortgage loans have original maturities of at least 10 but no more than 15 years. None of the mortgage loans were originated prior to April 1, 2002 or after August 1, 2003. The weighted average original term to stated maturity of the mortgage loans as of August 1, 2003 was 179.55 months.

     None of the mortgage loans has a scheduled maturity later than August 1, 2018. Each mortgage loan had an original principal balance of not less than $44,000 nor more than $1,000,000. Mortgage loans having an aggregate scheduled principal balance of $722,043 as of August 1, 2003 had loan-to-value ratios at origination in excess of 80%, but no mortgage loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratio at origination of the mortgage loans as of August 1, 2003 was 53.3%. No more than $4,130,261 of the mortgage loans are secured by mortgaged properties located in any one zip code. At least 94%(2) of the mortgage loans are secured by mortgaged properties determined by CitiMortgage, Inc. to be the primary residence of the borrower.


-----------

1 Terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement (333-72082).

2 Such percentages are expressed as a percentage of the aggregate scheduled principal balance of the mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all mortgage loans.

     At least 93% of the mortgage loans will be mortgage loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced mortgage loans originated using alternative or streamlined underwriting policies. No more than 7% of the mortgage loans will be mortgage loans originated using a loan underwriting policy which, among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 86% of the mortgage loans will be refinanced mortgage loans originated using alternative or streamlined underwriting policies.

     All of the mortgage loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the mortgage loans for which additional collateral was pledged, taken as a group:

      1.    the number of such mortgage loans is 1;

      2. such mortgage loan had an aggregate scheduled principal balance of $242,137;

      3. the weighted average loan-to-value ratio of such mortgage loan, taking into account the loanable value of the pledged additional collateral, is 80.0%; and

      4. the weighted average loan-to-value ratio of such mortgage loan, without taking into account the loanable value of the pledged additional collateral, is 91.0%.

     Premium loans will consist of mortgage loans with net loan rates greater than or equal to 4.750%. Discount loans will consist of mortgage loans with net loan rates less than 4.750%. The aggregate scheduled principal balances outstanding as of the cut-off date of the premium loans and the discount loans were $276,562,242 and $2,931,273, respectively. The weighted average interest rates of the premium loans and the discount loans, as of the cut-off date, were 5.522% and 4.875%, respectively. The weighted average remaining terms to stated maturity of the premium loans and the discount loans, as of the cut-off date, were 177.32 months and 179.31 months, respectively.

      The following tables set forth information regarding the mortgage loans as of August 1, 2003.


                     YEARS OF ORIGINATION OF MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2002                                  9                         $  4,031,292

2003                                562                          275,462,223


Total                               571                         $279,493,515
                                    ===                         ============


                  TYPES OF DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                     489                         $244,657,029

Multi-family Dwellings*               3                            1,425,510

Townhouses                            2                              914,683

Condominium Units (one to four       20                            8,178,602
stories high)

Condominium Units (over four         11                            5,357,773
stories high)

Cooperative Units                    46                           18,959,918


Total                               571                         $279,493,515
                                    ===                         ============
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*   Multi-family dwellings are 2-family.

             NUMBER OF UNITS IN DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            568                         $278,068,005

2-family                              3                            1,425,510


Total                               571                         $279,493,515
                                    ===                         ============


                             SIZE OF MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999 and under                    9                         $    705,950

$150,000 through $199,999             4                              686,868

$200,000 through $249,999             1                              242,137

$250,000 through $299,999             1                              292,950

$300,000 through $349,999            48                           16,080,754

$350,000 through $399,999           136                           51,214,990

$400,000 through $449,999            89                           37,871,393

$450,000 through $499,999            90                           42,841,795

$500,000 through $549,999            51                           26,762,526

$550,000 through $599,999            32                           18,515,117

$600,000 through $649,999            24                           14,970,275

$650,000 through $699,999            33                           22,579,282

$700,000 through $749,999             6                            4,391,621

$750,000 through $799,999            11                            8,443,482

$800,000 through $849,999             6                            4,939,849

$850,000 through $899,999             3                            2,633,265

$900,000 through $949,999             5                            4,680,661

$950,000 through $999,999            22                           21,640,600

$1,000,000 and over                   0                                    0


Total                               571                         $279,493,515
                                    ===                         ============

                  DISTRIBUTION OF MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Note Rate                         Loans                    Balances Outstanding
-------------                     ---------                --------------------

4.875% - 5.000%                       6                         $  2,931,273

5.001% - 5.500%                     326                          161,778,471

5.501% - 6.000%                     235                          113,622,551

6.001% - 6.500%                       3                            1,106,157

6.501% - 6.625%                       1                               55,063


Total                               571                         $279,493,515
                                    ===                         ============


                         DISTRIBUTION OF MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and below                    423                         $211,814,963

65.001% - 75.000%                    93                           41,174,024

75.001% - 80.000%                    52                           25,540,348

85.001% - 90.000%                     2                              722,043

90.001% - 95.000%                     1                              242,137


Total                               571                         $279,493,515
                                    ===                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                          MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               3                         $  1,573,967
Arizona                               1                              475,145
California                          182                           89,736,286
Colorado                             10                            6,151,024
Connecticut                          16                            8,562,215
District of Columbia                  8                            3,628,042
Florida                              13                            5,996,732
Georgia                               7                            2,762,946
Hawaii                                1                              502,583
Illinois                             25                           11,316,926
Indiana                               3                            1,228,517
Iowa                                  1                              242,137
Kansas                                1                              477,008
Louisiana                             1                              417,708
Maine                                 1                              926,628
Maryland                             17                            8,839,717
Massachusetts                         9                            4,129,700
Michigan                              4                            1,591,980
Minnesota                             2                            1,238,811
Mississippi                           1                              389,007
Missouri                             12                            7,632,313
Montana                               2                            1,343,351
Nevada                                2                              737,891
New Hampshire                         3                            1,283,577
New Jersey                           29                           14,979,204
New York                            145                           68,940,731
North Carolina                        6                            2,696,532
Ohio                                  1                              412,977
Oregon                                7                            3,040,053
Pennsylvania                          7                            2,605,639
South Carolina                        3                            1,359,408
Tennessee                             2                              824,545
Texas                                24                           12,528,987
Utah                                  3                            1,921,956
Virginia                             10                            4,670,053
Washington                            8                            3,823,438
Wisconsin                             1                              505,781


Total                               571                         $279,493,515
                                    ===                         ============

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Michael J. Tarpley
                                               -------------------------
                                                    Michael J. Tarpley
                                                    Assistant Secretary


Dated: August 11, 2003